FOR IMMEDIATE RELEASE

CONTACTS:
JAMES G. RAKES, CHAIRMAN, PRESIDENT & CEO
(540) 951-6236   jrakes@nbbank.com
DAVID K. SKEENS, TREASURER & CFO
(540) 951-6347   dskeens@nbbank.com

NATIONAL BANKSHARES, INC. REPORTS
INCREASED NET INCOME FOR FIRST THREE QUARTERS OF 2012

BLACKSBURG, VA, October 18, 2012:  Today, National Bankshares, Inc. (NASDAQ Capital Market: NKSH) announced net income of approximately $13.06 million through September 30, 2012, up $313 thousand, or 2.46%, above the total reported for the first nine months of 2011.  Basic earnings per share were $1.88, which compares with $1.84 reported at September 30, 2011.  At September 30, 2012, the Company had total assets of $1.08 billion, an increase of 3.73% in total assets since the end of September 2011.

National Bankshares’ Chairman, President & CEO James G. Rakes commented, “While economic factors combined with increased regulatory burden and political uncertainty continue to challenge our market area and the financial industry, our consistent focus on providing our customers the best services and products available continues to bring successful results to our stockholders.”

National Bankshares, Inc., headquartered in Blacksburg, Virginia, is the parent company of National Bank of Blacksburg, which does business as National Bank, and of National Bankshares Financial Services, Inc.  National Bank is a community bank operating from 25 offices throughout Southwest Virginia.  National Bankshares Financial Services, Inc. is an investment and insurance subsidiary in the same trade area.  The Company’s stock is traded on the NASDAQ Capital Market under the symbol “NKSH.”  Additional information is available at www.nationalbankshares.com.

Forward-Looking Statements
Certain statements in this press release may be “forward-looking statements.”  Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results that are not statements of historical fact and that involve significant risks and uncertainties.  Although the Company believes that its expectations with regard to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual Company results will not differ materially from any future results implied by the forward-looking statements.  Actual results may be materially different from past or anticipated results because of many factors, some of which may include changes in economic conditions, the interest rate environment, legislative and regulatory requirements, new products, competition, changes in the stock and bond markets and technology.  The Company does not update any forward-looking statements that it may make.

National Bankshares, Inc. and Subsidiaries
Consolidated Balance Sheet
(Unaudited)

($ in thousands, except for per share data)	September 30, 2012	September 30, 2011	December 31, 2011
Assets
Cash and due from banks	$12,445	$12,180	$11,897
Interest-bearing deposits	67,394	70,252	98,355
Federal funds sold	---	---	---
Securities available for sale	198,079	180,126	174,918
Securities held to maturity	161,728	138,148	143,995
Total securities	359,807	318,274	318,913
Mortgage loans held for sale	3,015	1,108	2,623
Loans:
Loans, net of unearned income and deferred fees	591,461	596,416	588,470
Less: allowance for loan losses	(8,254)	(8,719)	(8,068)
Loans, net	583,207	587,697	580,402
Bank premises and equipment, net	10,491	10,328	10,393
Accrued interest receivable	6,291	6,359	6,304
Other real estate owned	1,894	1,759	1,489
Intangible assets	9,648	10,730	10,460
Bank-owned life insurance	20,346	17,580	19,812
Other assets	6,434	5,855	6,454
Total assets	$1,080,972	$1,042,122	$1,067,102

Liabilities and Stockholders' Equity
Noninterest-bearing deposits	$147,346	$140,609	$142,163
Interest-bearing demand deposits	418,482	381,571	404,801
Savings deposits	66,576	59,395	61,298
Time deposits	291,979	312,660	311,071
Total deposits	924,383	894,235	919,333
Other borrowed funds	---	---	---
Accrued interest payable	178	207	206
Other liabilities	6,013	5,860	6,264
Total liabilities	930,574	900,302	925,803

Stockholders' Equity
Preferred stock of no par value. Authorized 5,000,000 shares; none issued and outstanding	---	---	---
Common stock of $1.25 par value. Authorized 10,000,000 shares; issued and outstanding 6,943,974 shares at September 30, 2012, 6,937,974 at September 30, 2011 and 6,939,974 at December 31,2011	8,680	8,672	8,675
Retained earnings	143,383	132,638	133,945
Accumulated other comprehensive gain (loss), net	(1,665)	510	(1,321)
Total stockholders' equity	150,398	141,820	141,299
Total liabilities and stockholders' equity	$1,080,972	$1,042,122	$1,067,102

National Bankshares, Inc. and Subsidiaries
Consolidated Statements of Income
(Unaudited)

	Three Months Ended				Nine Months Ended
	September 30, 2012		September 30, 2011		September 30, 2012	September 30, 2011
($ in thousands, except for per share data)
Interest Income
Interest and fees on loans		$8,923		$9,184	$26,554	$27,386
Interest on federal funds		---		---	---	---
Interest on interest-bearing deposits		60		37	187	104
Interest on securities – taxable		1,620		1,740	4,991	5,115
Interest on securities – nontaxable		1,634		1,616	4,801	4,912
Total interest income		12,237		12,577	36,533	37,517

Interest Expense
Interest on time deposits of $100,000 or more		355		485	1,171	1,551
Interest on other deposits		1,581		1,797	4,900	5,456
Interest on borrowed funds		---		--	---	---
Total interest expense		1,936		2,282	6,071	7,007
Net interest income		10,301		10,295	30,462	30,510
Provision for loan losses		778		643	2,554	2,196
Net interest income after provision for loan losses		9,523		9,652	27,908	28,314

Noninterest Income
Service charges on deposit accounts		674		692	1,956	1,952
Other service charges and fees		40		57	130	174
Credit card fees		807		805	2,441	2,365
Trust income		271		264	1,037	817
Bank-owned life insurance		205		189	605	559
Other income		130		125	341	293
Realized securities gains (losses), net		(19)		(3)	33	(7)
Total noninterest income		2,108		2,129	6,543	6,153

Noninterest Expense
Salaries and employee benefits		3,104		2,834	9,014	8,561
Occupancy and furniture and fixtures		387		349	1,181	1,207
Data processing and ATM		390		416	1,206	1,289
FDIC assessment		133		353	343	1,049
Credit card processing		607		639	1,817	1,871
Intangibles and goodwill amortization		270		271	812	813
Net costs of other real estate owned		58		52	209	281
Franchise taxes		258		162	646	619
Other operating expenses		881		811	2,302	2,306
Total noninterest expense		6,088		5,887	17,530	17,996
Income before income tax expense		5,543		5,894	16,921	16,471
Income tax expense		1,250		1,385	3,859	3,722
Net income		$4,293		$4,509	$13,062	$12,749

Basic net income per share		$0.62		$0.65	$1.88	$1.84
Fully diluted net income per share		$0.62		$0.65	$1.88	$1.83
Weighted average outstanding number of common shares
Basic		6,941,757		6,937,974	6,940,573	6,936,100
Diluted		6,962,852		6,945,174	6,958,316	6,951,155
Dividends declared per share		---		---	$0.53	$0.48
Dividend payout ratio		---		---	28.16	26.11
Book value per share	$	---	$	---	$21.66	$20.44

National Bankshares, Inc. and Subsidiaries
Consolidated Statements of Comprehensive Income
(Unaudited)

	Three Months Ended
($ in thousands, except for per share data)	September 30, 2012	September 30, 2011
Net Income	$4,293	$4,509

Other Comprehensive Income, net of tax
Unrealized holding gains (losses) on available for sale securities net of deferred taxes of ($351) and $536	(653)	996
Reclassification adjustment, net of income taxes of $6 and $4	12	7
Other comprehensive income (loss), net of tax of ($345) and $540	$(641)	$1,003
Total Comprehensive Income	$3,652	$5,512

	Nine Months Ended
($ in thousands, except for per share data)	September 30, 2012	September 30, 2011
Net Income	$13,062	$12,749

Other Comprehensive Income, net of tax
Unrealized holding gains (losses) on available for sale securities net of deferred taxes of ($178) and $1,689	(331)	3,137
Reclassification adjustment, net of income taxes of $(7) and $8	(13)	14
Other comprehensive income (loss), net of tax of ($185) and $1,697	$(344)	$3,151
Total Comprehensive Income	$12,718	$15,900

Key Ratios and Other Data
(Unaudited)

	Three Months Ended		Nine Months Ended
Average Balances	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Cash and due from banks	$11,942	$11,709	$11,860	$11,807
Interest-bearing deposits	89,899	57,402	96,410	56,998
Securities available for sale	188,648	191,763	188,885	189,298
Securities held to maturity	153,877	134,519	142,860	133,160
Mortgage loans held for sale	2,028	647	1,503	618
Gross loans	593,634	593,544	588,298	589,074
Loans, net	584,341	583,960	578,993	579,827
Intangible assets	9,803	10,886	10,072	11,155
Total assets	1,084,118	1,032,823	1,073,887	1,025,778
Total deposits	928,783	887,218	923,739	883,309
Other borrowings	---	---	---	---
Stockholders' equity	149,049	138,767	143,685	135,069
Interest-earning assets	1,022,861	973,705	1,012,756	966,796
Interest-bearing liabilities	785,441	749,626	783,049	749,332

Financial ratios
Return on average assets	1.58%	1.75%	1.62%	1.66%
Return on average equity	11.46%	13.03%	12.14%	12.62%
Net interest margin	4.39%	4.64%	4.40%	4.62%
Net interest income – fully taxable equivalent	$11,298	$11,259	$33,357	$33,405
Efficiency ratio	45.41%	43.96%	43.93%	45.49%
Average equity to average assets	13.75%	13.44%	13.38%	13.17%

Allowance for loan losses
Beginning balance	$8,168	$8,494	$8,068	$7,664
Provision for losses	778	643	2,554	2,196
Charge-offs	(716)	(446)	(2,444)	(1,205)
Recoveries	24	28	76	64
Ending balance	$8,254	$8,719	$8,254	$8,719

Asset Quality Data
(Unaudited)

Nonperforming assets	September 30, 2012	September 30, 2011
Nonaccrual loans	$3,876	$1,263
Nonaccrual restructured loans	2,254	3,081
Total nonperforming loans	6,130	4,344
Other real estate owned	1,894	1,759
Total nonperforming assets	$8,024	$6,103
Accruing restructured loans	$2,021	$5,524
Loans 90 days or more past due	$114	$339

Asset quality ratios
Nonperforming assets to loans net of unearned income and deferred fees, plus other real estate owned	1.35%	1.02%
Allowance for loan losses to total loans	1.40%	1.46%
Allowance for loan losses to nonperforming loans	134.65%	200.71%
Loans past due 90 days or more to loans net of unearned income and deferred fees	0.02%	0.06%